UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	December 17, 2018
(December 14, 2018)

Commission	Name of Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address Of Principal Executive Offices and Telephone Number	Identification No.
001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
(505) 241-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 14, 2018, PNM Resources, Inc. (“PNMR”), entered into a $150.0 million term loan agreement (the “Term Loan”), among PNMR, the lenders party thereto, and MUFG Bank, Ltd. (“MUFG”), as administrative agent. The Term Loan is effective as of December 14, 2018 and has a maturity date of December 13, 2019. PNMR expects to use the proceeds of the Term Loan to refinance existing debt and for general corporate purposes.

PNMR must pay interest on its borrowing under the Term Loan from time to time following funding and must repay all amounts on or before the maturity date.

The Term Loan includes customary covenants, including a covenant that requires the maintenance of a consolidated debt-to-consolidated capitalization ratio of less than or equal to 0.70 to 1.00. The Term Loan also includes customary events of default, a cross default provision, and a change of control provision. If an event of default occurs, the administrative agent may, or upon the request and direction of the lenders holding a specified percentage of the loans shall, declare the obligations outstanding under the Term Loan to be due and payable. Such acceleration will occur automatically in the event of an insolvency or bankruptcy default.

The above description of the Term Loan is not complete and is qualified in its entirety by reference to the entire Term Loan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

MUFG performs normal banking (including as a lender under other facilities) and investment banking and advisory services from time to time for PNMR and its affiliates, for which it receives customary fees and expenses.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this item is included in Item 1.01 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Term Loan Agreement, entered into as of December 14, 2018, among PNM Resources, Inc., the lenders party thereto, and MUFG Bank, Ltd., as administrative agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: December 17, 2018	/s/ Joseph D. Tarry
Joseph D. Tarry
Vice President, Controller and Treasurer
(Officer duly authorized to sign this report)